UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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HEALTHCARE TRUST, INC.

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Your Vote Counts! HEALTHCARE TRUST, INC. 650 FIFTH AVENUE, 30TH FLOOR NEW YORK, NY 10019 HEALTHCARE TRUST, INC. 2021 Annual Meeting Vote by May 13, 2021 11:59 PM ET You invested in HEALTHCARE TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 14, 2021. Vote Virtually at the Meeting May 14, 2021 2:00 p.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/HTI2021 Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com/HTI Control # D40115-P50779 Get informed before you vote View the Proxy Statement, the Notice of Annual Meeting and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com/HTI, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com/HTI Prefer to receive an email instead? While voting on www.ProxyVote.com/HTI, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D40116-P50779 1. Election of Directors Nominees for Class I Directors: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. 1a. Lee M. Elman 1b. B.J. Penn NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For